SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                  July 11, 1996 and July 3, 1996, respectively


                            THE STANDISH CARE COMPANY
             (Exact name of Registrant as specified in its charter)



    Delaware                         0-19815               04-3069586
(State or other jurisdiction    (Commission File          (IRS Employer
    of incorporation or              Number)          Identification Number)
      organization)






              Six New England Executive Park, Burlington, MA 01803
               (Address of principal executive offices) (Zip Code)



                                 (617) 270-4500
              (Registrant's telephone number, including area code)




                                       N/A
         (Former name or former address, if changes since last report)

                            THE STANDISH CARE COMPANY

                                      Index


Item 1                     Changes in control of the registrant

Exhibit 1                  Merger Agreement

Exhibit 2                  Press release dated July 5, 1996

Exhibit 3                  Press release dated July 10, 1996

Item 1.           Changes in control of the registrant


         On July 5, 1996, The Standish Care Company ("Standish") announced that it had signed a merger agreement with CareMatrix Corporation ("CareMatrix") of Needham, MA. Under the agreement, Standish will acquire all of the assets and operations of CareMatrix and will issue 50 million shares of its common stock to CareMatrix's stockholders and that the transaction was subject to the approval of both companies' board of directors and shareholders.

         On July 10, 1996, Standish and CareMatrix announced that their respective boards of directors had approved the merger agreement. The transaction is expected to close in October 1996 and is subject to the approval of both companies' stockholders and other customary closing conditions.

         At this time, audited financial statements and pro forma financial information is not available. The Company will furnish this information no later than sixty days from the date of this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE STANDISH CARE COMPANY
                                                     (Registrant)

                                                  /S/ Michael J. Doyle
                                                  -----------------------------
                                                  Michael J. Doyle
                                                  Chairman and Chief Executive
                                                      Officer



Date:  July 12, 1996

                                      EX-1

                          AGREEMENT AND PLAN OF MERGER

                                  By and Among

                            THE STANDISH CARE COMPANY


STANDISH ACQUISITION 1, INC.                STANDISH ACQUISITION 2, INC.
STANDISH ACQUISITION 3, INC.                STANDISH ACQUISITION 4, INC.
STANDISH ACQUISITION 5, INC.                STANDISH ACQUISITION 6, INC.
STANDISH ACQUISITION 7, INC.                STANDISH ACQUISITION 8, INC.
STANDISH ACQUISITION 9, INC.                STANDISH ACQUISITION 10, INC.
STANDISH ACQUISITION 11, INC.               STANDISH ACQUISITION 12, INC.


                                       and

CAREMATRIX OF MASSACHUSETTS, INC.           CAREMATRIX OF AMBER LIGHTS, INC.
CAREMATRIX OF AMETHYST ARBOR, INC.          CAREMATRIX OF EMERALD SPRINGS, INC.
CAREMATRIX OF CYPRESS STATION, INC.         CCC OF MARYLAND, INC.
CAREMATRIX OF CRAGGANMORE, INC.             CAREPLEX OF HOMESTEAD, INC.
CAREMATRIX OF DARIEN, INC.                  CAREPLEX OF MIAMI SHORES, INC.
CAREMATRIX OF ARI, INC.                     A.M.A. NEW JERSEY DEVELOPMENT, INC.




                                  July 3, 1996

                                TABLE OF CONTENTS


                                                                                                                    PAGE

ARTICLE I                     THE MERGER                                                                            1

              1.1             Execution, Filing and Effective Time                                                  1
              1.2             Constituent and Surviving Corporations; Effect of Merger                              2
              1.3             Certificate of Incorporation and Bylaws                                               2
              1.4             Officers and Boards of Directors                                                      2
              1.5             Conversion of Stock and Other Securities of the
                                       Constituent Corporations                                                     3
              1.6             Exchange Agent                                                                        4
              1.7             Exchange of Stock Certificates                                                        5
              1.8             Dissenting Shares                                                                     5

ARTICLE II                    CLOSING                                                                               6

              2.1             The Closing Date                                                                      6
              2.2             The Closing                                                                           6
              2.3             Filing Certificate of Merger                                                          6

ARTICLE III                   REPRESENTATIONS AND WARRANTIES
                                       OF STANDISH                                                                  7

              3.1             Organization and Qualification                                                        7
              3.2             The Subsidiaries of Standish                                                          7
              3.3             Capitalization                                                                        7
              3.4             Corporate Power and Authority                                                         8
              3.5             No Violation                                                                          8
              3.6             SEC Documents                                                                         9
              3.7             Financial Statements                                                                  9
              3.8             Absence of Undisclosed Liabilities                                                    9
              3.9             Conduct of Business Since the March Balance Sheet Date                               10
              3.10            Tangible Properties                                                                  12
              3.11            Real Property     13
              3.12            Licenses and Permits                                                                 17
              3.13            Intellectual Property                                                                17
              3.14            Outstanding Commitments                                                              18
              3.15            Litigation                                                                           18
              3.16            Compliance with Law                                                                  20

                                       (i)





              3.17            Labor and Employee Relations                                                         20
              3.18            Certain Employees                                                                    20
              3.19            Employee Benefits                                                                    21
              3.20            Insurance                                                                            22
              3.21            Transactions with Affiliates                                                         22
              3.22            Taxes                                                                                22
              3.23            Brokers                                                                              23
              3.24            Environmental Laws                                                                   23
              3.25            Corporate Records                                                                    25
              3.26            Accounts Receivable                                                                  25
              3.27            Proxy Statement                                                                      25
              3.28            Certain Practices                                                                    26
              3.29            Disclosure                                                                           26
              3.30            Contracts and Other Documents                                                        26

ARTICLE IV                    REPRESENTATIONS AND WARRANTIES
                                       OF CAREMATRIX                                                               26

              4.1             Organization and Qualification                                                       26
              4.2             The Subsidiaries of CareMatrix                                                       26
              4.3             Capitalization                                                                       27
              4.4             Corporate Power and Authority                                                        27
              4.5             No Violation                                                                         27
              4.6             Financial Statements                                                                 28
              4.7             Absence of Undisclosed Liabilities                                                   28
              4.8             Conduct of Business Since the May Balance Sheet Date                                 28
              4.9             Tangible Properties                                                                  30
              4.10            Real Property     31
              4.11            Licenses and Permits                                                                 34
              4.12            Intellectual Property                                                                34
              4.13            Outstanding Commitments                                                              35
              4.14            Litigation                                                                           35
              4.15            Compliance with Law                                                                  36
              4.16            Labor and Employee Relations                                                         37
              4.17            Certain Employees                                                                    37
              4.18            Employee Benefits                                                                    37
              4.19            Insurance                                                                            38
              4.20            Transactions with Affiliates                                                         39
              4.21            Taxes                                                                                39
              4.22            Brokers                                                                              40
              4.23            Environmental Laws                                                                   40
              4.24            Corporate Records                                                                    41

                                      (ii)





              4.25            Accounts Receivable                                                                  41
              4.26            Proxy Statement                                                                      41
              4.27            Certain Practices                                                                    42
              4.28            Disclosure                                                                           42
              4.29            Contracts and Other Documents                                                        42

ARTICLE V                     REPRESENTATIONS AND WARRANTIES
                                       OF ACQUISITION                                                              42

              5.1             Organization                                                                         42
              5.2             Power and Authority                                                                  42
              5.3             No Violation                                                                         43
              5.4             Broker                                                                               43
              5.5             Disclosure                                                                           43

ARTICLE VI                    COVENANTS OF STANDISH AND ACQUISITION                                                43

              6.1             Best Efforts Cooperation                                                             43
              6.2             Access                                                                               43
              6.3             Insurance                                                                            44
              6.4             Compliance with Laws                                                                 44
              6.5             Keeping of Books and Records                                                         44
              6.6             Conduct of Business                                                                  44
              6.7             Litigation                                                                           46
              6.8             Continued Effectiveness of Representations and Warranties                            46
              6.9             No Negotiations                                                                      46
              6.10            Monthly Statements                                                                   47
              6.11            Further Assurances                                                                   47
              6.12            Certain Agreements                                                                   48

ARTICLE VII                   COVENANTS OF CAREMATRIX                                                              48

              7.1             Best Efforts Cooperation                                                             48
              7.2             Access                                                                               48
              7.3             Insurance                                                                            48
              7.4             Compliance with Laws                                                                 48
              7.5             Keeping of Books and Records                                                         49
              7.6             Conduct of Business                                                                  49
              7.7             Litigation                                                                           50
              7.8             Continued Effectiveness of Representations and Warranties                            50
              7.9             Standstill                                                                           50
              7.10            Monthly Statements                                                                   51

                                      (iii)





              7.11            Further Assurances                                                                   51
              7.12            Certain Agreements                                                                   52
              7.13            Stockholder Approval                                                                 52
              7.14            Restrictive Covenant                                                                 53

ARTICLE VIII                  MUTUAL COVENANTS                                                                     52

              8.1             General Covenants                                                                    52
              8.2             Proxy Statement and Fairness Opinion                                                 53
              8.3             Stockholder Approval                                                                 54
              8.4             Public Announcements                                                                 54
              8.5             Confidentiality                                                                      54
              8.6             Hart-Scott-Rodino Filing                                                             55

ARTICLE IX                    CONDITIONS TO CAREMATRIX'S OBLIGATIONS                                               56

              9.1             Representations and Warranties True                                                  56
              9.2             Performance                                                                          56
              9.3             Consents                                                                             56
              9.4             [Omitted]                                                                            56
              9.5             HSR Act Requirements                                                                 57
              9.6             No Material Adverse Change                                                           57
              9.7             No Actions, Suits or Proceedings                                                     57
              9.8             No Material Adverse Economic Event                                                   57
              9.9             Opinion of Counsel                                                                   57
              9.10            Accountants                                                                          57
              9.11            Closing Documents                                                                    58
              9.12            Dissenting Standish Stockholders                                                     58
              9.13            [Omitted]                                                                            58
              9.14            [Omitted]                                                                            58
              9.15            Employment Agreements                                                                59
              9.16            Approval of CareMatrix and its Counsel                                               59
              9.17            Board Approval                                                                       60

ARTICLE X                     CONDITIONS TO STANDISH'S AND ACQUISITION'S
                                       OBLIGATIONS                                                                 59

             10.1             Representations and Warranties to be True and Correct                                59
             10.2             Performance                                                                          59
             10.3             Consents                                                                             59
             10.4             Stockholder Approval and Conditions Precedent                                        60
             10.5             HSR Act Requirements                                                                 60

                                      (iv)





             10.6             No Material Adverse Change                                                           60
             10.7             No Actions, Suits or Proceedings                                                     60
             10.8             Opinion of CareMatrix's Counsel                                                      60
             10.9             Fairness Opinion                                                                     60
             10.10            Acquisition Corporations                                                             61
             10.11            Closing Documents                                                                    61
             10.13            [Omitted]                                                                            61
             10.14            Employment Agreements                                                                61
             10.15            Approval of Standish, Acquisition and their Counsel                                  61
             10.16            Board Approval                                                                       62

ARTICLE XI                    SURVIVAL                                                                             62

ARTICLE XII                   TERMINATION                                                                          62

             12.1             Termination                                                                          62
             12.2             Effect of Termination                                                                63

ARTICLE XIII                  MISCELLANEOUS                                                                        64

             13.1             Notices                                                                              64
             13.2             Entire Agreement                                                                     66
             13.3             Modifications and Amendments                                                         66
             13.4             Waivers and Consents                                                                 66
             13.5             Assignment                                                                           67
             13.6             Parties in Interest                                                                  67
             13.7             Governing Law                                                                        67
             13.8             Jurisdiction and Service of Process                                                  67
             13.9             Severability                                                                         68
             13.10            Interpretation                                                                       68
             13.11            Headings and Captions                                                                68
             13.12            Choice of Remedies and Enforcement                                                   68
             13.13            Expenses                                                                             69
             13.14            Counterparts                                                                         69



                                       (v)

                                    EXHIBITS


                1.1     -    Certificate of Merger
                1.5(a)  -    Allocation of Shares
                1.5(d)  -    Affiliates
                9.9     -    Opinion of Standish's Counsel
               10.5     -    Opinion of CareMatrix's Counsel


                                      (vi)

                          STANDISH DISCLOSURE SCHEDULE


                3.2      -    Subsidiaries
                3.3      -    Options and Warrants
                3.5      -    No Violation
                3.8      -    Liabilities
                3.9      -    Conduct of Business
                3.10     -    Tangible Properties
                3.11     -    Real Property
                3.12     -    Licenses and Permits
                3.13     -    Intellectual Property
                3.14     -    Outstanding Commitments
                3.15     -    Litigation
                3.16     -    Compliance with Law
                3.17     -    Employee Claims
                3.18     -    Employees
                3.19     -    Employee Benefits
                3.20     -    Insurance
                3.21     -    Transactions with Affiliates
                3.22     -    Taxes
                3.24     -    Environmental Matters



                                      (vii)

                         CAREMATRIX DISCLOSURE SCHEDULE


                4.2      -    Subsidiaries
                4.3      -    Options and Warrants
                4.5      -    No Violation
                4.7      -    Liabilities
                4.8      -    Conduct of Business
                4.9      -    Tangible Properties
                4.10     -    Real Property
                4.11     -    Licenses and Permits
                4.12     -    Intellectual Property
                4.13     -    Outstanding Commitments
                4.14     -    Litigation
                4.15     -    Compliance with Law
                4.16     -    Employee Claims
                4.17     -    Employees
                4.18     -    Employee Benefits
                4.19     -    Insurance
                4.20     -    Transactions with Affiliates
                4.23     -    Environmental Matters



                                     (viii)